================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                            ELMER'S RESTAURANTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

--------------------------------------------------------------------------------
1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

--------------------------------------------------------------------------------
          2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
          3)   Filing Party:

--------------------------------------------------------------------------------
          4)   Date Filed:

--------------------------------------------------------------------------------
================================================================================

                            ELMER'S RESTAURANTS, INC.
                             11802 S.E. STARK STREET
                                 P.O. BOX 16938
                             PORTLAND, OR 97292-0938


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 12, 2003


To the Shareholders of Elmer's Restaurants, Inc.:

         Notice is hereby given that the Annual Meeting of the shareholders of Elmer's Restaurants, Inc., an Oregon corporation (the "Company"), will be held at the Elmer's Restaurant at 10001 NE Sandy Blvd., Portland, Oregon, August 12, 2003, at 2:00 p.m., for the following purposes:

1.       To elect three directors to three-year terms expiring in 2006;

2. To approve and ratify the appointment of Moss Adams, LLP as the Company's independent public accountants for the fiscal year ended March 31, 2003; and

3.       To transact any other business that properly comes before the meeting.

         These items of business are more fully described in the Proxy Statement accompanying this Notice. You have the right to receive this Notice and to vote at the Annual Meeting if you were a shareholder of record at the close of business on May 15, 2003. Accompanying this Notice is a Proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY in the postage-prepaid envelope enclosed for that purpose. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may revoke your Proxy at any time before the Proxy is voted. In other words, you may attend the meeting in person even though you have sent in your Proxy, since retention of the Proxy is not necessary for admission to or identification at the meeting.

         All shareholders are cordially invited to attend the Annual Meeting.


                                               For the Board of Directors,

                                               /s/ Dennis R. Miller
                                               ---------------------------
                                               Dennis R. Miller
                                               Secretary

Portland, Oregon
June 20, 2003

                            ELMER'S RESTAURANTS, INC.
                              11802 SE STARK STREET
                             PORTLAND, OREGON 97216


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 12, 2003


         The Board of Directors (the "Board") of Elmer's Restaurants, Inc., an Oregon corporation (the "Company"), is soliciting Proxies in connection with the proposals to be voted on at the Annual Meeting of shareholders to be held at the Elmer's Restaurant at 10001 NE Sandy Blvd. Portland, Oregon, August 12, 2003, at 2:00 p.m., and at any adjournments thereof (the "Annual Meeting"). This Proxy Statement will be first sent to shareholders on or about June 30, 2003. The Company will bear the cost of preparing and mailing the Notice of the Annual Meeting, Proxy, Proxy Statement, and any other material furnished to the shareholders by the Company in connection with the Annual Meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may, without additional compensation, also solicit Proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the stock held in their names.

         Any shares of stock of the Company held in the name of fiduciaries, custodians, or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian, or brokerage house itself -- the beneficial owner may not vote the shares directly and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote the shares.

         Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. A Proxy may be revoked by written notice to the Secretary of the Company at any time prior to the Annual Meeting or by executing a later dated Proxy or by attending the Annual Meeting and affirmatively electing to vote in person while attending the Annual Meeting. However, a shareholder who attends the meeting need not revoke the Proxy and vote in person unless the shareholder wishes to do so. All valid, unrevoked Proxies will be voted at the Annual Meeting in accordance with the instructions given. Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted for the election of the Board's nominees for directors, and for the ratification and approval of the appointment of Moss Adams, LLP as the Company's independent public accountants. As to any other business, which may properly come before the Annual Meeting and be submitted to a vote of the shareholders, all shares represented by valid Proxies will be voted in accordance with the best judgment of the holders of the Proxies.

SHAREHOLDER PROPOSALS
---------------------

         Any proposal of a shareholder intended to be presented at the Company's 2004 Annual Meeting of shareholders must be received by the President of the Company, for possible inclusion in the Company's Proxy Statement and notice of meeting relating to that meeting, by January 21, 2004. Shareholder proposals must be made in compliance with applicable legal requirements promulgated by the

Securities and Exchange Commission and be furnished to the President by certified mail, return receipt requested. No shareholder has raised an issue for consideration at the 2003 Annual Meeting.

         Upon written request to Dennis R. Miller, Secretary of the Company, directed to the Company's offices at P.O. Box 16938, Portland, Oregon 97292-0938, any person whose Proxy is solicited by this Proxy Statement will be provided, without charge, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules. These materials can also be obtained from the Securities and Exchange Commission's EDGAR website at http://www.sec.gov/cgi-bin/srch-edgar?elmers+adj+restaurants.

VOTING
------
         The Company's Common Stock is the only outstanding voting security of the Company. Shareholders of record at the close of business on May 15, 2003 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. There were 2,041,709 shares of Common Stock outstanding on the Record Date. Each share of Common Stock is entitled to one vote and all shares of Common Stock vote together as a single class. The Common Stock does not have cumulative voting rights.

         A majority of all outstanding shares entitled to vote at the Annual Meeting constitutes a quorum (i.e., the minimum number of shares that must be represented in person or by Proxy at the Annual Meeting in order to transact business). Votes cast by Proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Annual Meeting. The Inspector of Election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast." Any unmarked Proxies, including those submitted by brokers or nominees, will be voted in favor of the nominees of the Board and the other proposals discussed in this Proxy Statement. If a quorum is present, the three nominees for director from each class who receive the largest number of votes will be elected. If a quorum is present, each other proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the number of shares of Common Stock beneficially owned by (i) each director of the Company, (ii) each Named Executive Officer, (iii) all directors and executive officers of the Company as a group, and (iv) each shareholder known by the Company to be a beneficial owner of more than 5% of the Company's voting securities as of May 15, 2003. The Company believes that, except as otherwise noted, each person or entity named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such person or entity. The term "Named Executive Officer" refers to Bruce N. Davis, the executive officer of the Company that the Company is required to identify in the Summary Compensation Table which appears later in this Proxy Statement.

                                    SHARES                        PERCENTAGE
NAME OF BENEFICIAL OWNER            BENEFICIALLY OWNED(1)         OF CLASS(1)
------------------------            ---------------------         -----------
EXECUTIVE OFFICERS AND DIRECTORS
--------------------------------
William W. Service                         197,046                    8.4%
Bruce N. Davis                             198,384                    8.5%
Corydon H. Jensen                           97,195                    4.2%
Thomas C. Connor (2)                        90,771                    3.9%
Richard Williams                            29,964                    1.3%
Donald Woolley (2)                          90,771                    3.9%
Dennis M. Waldron                                0                       *
Gerald Scott (3)                            35,434                    1.5%
Dennis Miller (3)                            4,200                       *
All executive officers and
directors as a group (9 persons)           743,765                   31.9%

CERTAIN SHAREHOLDERS
--------------------
Gary Weeks                                 126,138                    5.4%
Franklin Holdings Limited (2)              313,694                   13.4%

*Represents less than 1%.

(1) For purposes of calculating beneficial ownership percentages, 2,041,709 shares of Common Stock were deemed outstanding and 293,619 options were deemed vested and exercisable at exercise prices ranging from $3.92 to $5.15 per share. A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from May 15, 2003 through the exercise of any option, warrant, or right. The number of such shares that each person named in this table has a right to acquire is as follows: Mr. Service, 75,191; Mr. Davis, 75,191; Mr. Jensen, 12,348; Mr. Conner, 12,348; Mr. Williams, 12,348; Mr. Woolley, 12,348;
         Mr. Waldron, -0-; Mr. Scott, 19,751; and Mr. Miller, 4,200.

(2) Franklin Holdings Limited is owned beneficially 25% by Thomas Connor and 25% by Donald Woolley. Mr. Connor and Mr. Woolley's beneficial ownership listed under Executive Officers and Directors are inclusive of the shares owned by Franklin Holdings Limited.

(3) Shares owned by Gerald Scott, Vice President and Dennis Miller, Corporate Controller and Secretary, are included in the total of "All executive officers and directors as a group." They have been omitted from the Summary Compensation Table disclosure regarding Named Executive Officers because each of their individual annual compensation did not exceed $100,000 for the fiscal year ended March 31, 2003.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's executive officers, directors, and persons who own more than ten percent of the Company's Common Stock (collectively, "Reporting Persons") are required to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). SEC regulations require that Reporting Persons furnish copies of the reports to the Company. Based solely on a review of the copies of the reports received by the Company, the Company is not aware of any failure by a Reporting Person to timely file a Section 16(a) report.

                                   PROPOSAL I
                                   ----------

                              ELECTION OF DIRECTORS

         The Board currently consists of seven members. The Company's Bylaws provide for the classification of the Board into three classes (named Class I, II and III), as nearly equal in number as possible, with staggered three-year terms of office. One class of two directors is elected each year to three-year terms. In the opinion of the Board, classification helps ensure stability and continuity in the management of the Company's business and affairs. Changes in the composition of the entire Board would take up to three years and a change of a majority of the directors would require two successive Annual Meetings. This year the classes have been adjusted to balance the number of directors in each class, following the appointment of a director in March 2003.

         Three Class III directors will be elected at the Annual Meeting. The individuals nominated by the Board in Class III for a three-year term are Bruce
N. Davis, Donald W. Woolley and Dennis M. Waldron. All the nominees currently serve as directors. If no contrary indication is made, Proxies will be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who will be designated by the Board to fill such vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable or unable to serve if elected.

INFORMATION REGARDING DIRECTORS

         The information set forth below as to each nominee for director has been furnished by the respective nominee:

                 NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                      FOR THREE-YEAR TERMS EXPIRING AT THE
                       2006 ANNUAL MEETING OF SHAREHOLDERS

NAME                   AGE       PRESENT POSITION WITH THE COMPANY
----                   ---       ---------------------------------
Bruce N. Davis         42        Director, President and Chief Executive Officer
Donald W. Woolley      44        Director
Dennis M. Waldron      58        Director


         Bruce Davis, 42, has served as President and Chairman of Board of Directors since August 1998. For more than five years prior to joining the Company, Mr. Davis was President of three companies engaged in the restaurant business: Jaspers Food Management, Inc. (1993-present), CBW, Inc. (1995-1999), and Oregon Food Management, Inc. (1996-present). In November 2002, Mr. Davis succeeded William Service as Chief Executive Officer.

         Donald Woolley, 44, has been a real estate investor since 1984, with investments in numerous companies involved in the timber and real estate development industries, including Eagle's View Management Company, Inc., Manzana Bros. Ltd and Spring Holdings, Inc. Mr. Woolley has also served as a director of numerous privately held companies engaged in the hospitality, timber and real estate development industries. He has served as a director of the Company since 1998.

         Dennis M. Waldron, 58, has been a restaurant veteran with over 30 years experience in restaurant operations and management. Mr. Waldron is president of Ruby's Northwest LLC, the Seattle-based multi-unit franchisee for Ruby's Diner in Washington state. From 1987 to 1997, Mr. Waldron served as President and Chief Executive Officer of Cinnabon International, Inc.

BOARD MEETINGS AND COMMITTEES

         The Company's Board held six regularly scheduled meetings during the year ended March 31, 2003. All of the nominees for director attended no fewer than 80% of the total number of meetings of the Board and the total number of meetings of committees of the Board on which he served. The Company's Board of Directors has an Audit Committee and established a Compensation Committee. The Company does not have a Nominating Committee or any other committee.

COMPENSATION COMMITTEE

         The Compensation Committee consists of Messrs. Williams, Connor and Jensen. The Compensation Committee determines and makes recommendations for salaries, incentives and other forms of compensation for the Company's senior executive officers, directors, and employees of the Company and administers the 1999 Stock Option Plan. The Compensation Committee held one meeting during the year ended March 31, 2003.

AUDIT COMMITTEE

         The Audit Committee consists of Messrs. Service, Williams and Woolley. The Audit Committee reviews the Company's accounting practices, internal accounting controls, and financial results, reviews the audited financial statements with management, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and oversees the adequacy of the Company's internal accounting controls. The Audit Committee held one meeting during the year ended March 31, 2003. Mr. Service is the financial expert on the Audit Committee for the reasons that Mr. Service through education, experience as a certified public accountant and as a principal financial officer he has an understanding of generally accepted accounting principles and financial statements; experience in preparation and auditing of financial statements; experience in the application of such principles in connection with accounting for estimates, accruals; reserves and internal accounting controls; and has an understanding of audit committee functions.

Audit Fees, Financial Information and Systems Design and Implementation Fees and All Other Fees. Aggregate fees of $58,717 were billed for professional services rendered for the audit of the Companies' consolidated financial statements for the year ended April 1, 2002 and for the review of the quarters ended July 22 and October 14, 2002 and January 6, 2003. Aggregate fees of $9,168 were billed for professional services rendered for the preparation of the companies' income tax returns and aggregate fees of $20,090 were billed for various other matters for the year ended March 31, 2003.

COMPENSATION OF DIRECTORS

         On February 18, 1999, each director who was not an employee of the Company (each an "Outside Director") was granted an option to purchase 12,128 shares of Common Stock exercisable at $3.92 per share. The Company compensates its Outside Directors by annually granting them non-qualified options to purchase shares of the Company's Common Stock. In fiscal 2003, each non-employee director was granted non-qualified options to purchase 2,000 shares of Common Stock exercisable at $5.02 per share. Mr. Waldron received an initial grant of 10,000 options. Each Outside Director, during the term of office, is eligible for an initial grant of 10,000 options and subsequent annual grants of 2,000 options. All non-qualified options have a fifteen-year term and are subject to a five-year vesting schedule with 20% of the total grant vesting annually. Each Outside Director also receives an annual fee of $5,000 paid in quarterly increments.

VOTE REQUIRED; ELECTION OF DIRECTORS

         If a quorum is present at the Annual Meeting, the three nominees from Class III receiving the largest number of votes will be elected to the Board. Votes withheld from any nominee, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will have no effect on the results of the vote. The Proxies will be voted with respect to the election of the nominees in accordance with the instructions specified in the Proxy form. If no instructions are given, Proxies will be voted for the election of the nominees. If any nominee is not available as a candidate for director, the Proxies may be voted for another candidate or other candidates nominated by the Board of Directors, in accordance with the authority conferred in the Proxy.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE BOARD'S NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE ON THE ACCOMPANYING PROXY.

                                   PROPOSAL II
                                   -----------

           RATIFICATION AND APPROVAL OF APPOINTMENT OF MOSS ADAMS, LLP
                        AS INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Moss Adams LLP as the Company's independent auditors for the fiscal year ended March 31, 2003. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting will be required for adoption of this proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICER AND KEY EMPLOYEES

         The executive officer and key employees of the Company and their ages as of June 17, 2003 are as follows:

NAME                          AGE         POSITION
----                          ---         --------
Bruce N. Davis                 42         President and Chief Executive Officer
Gerald Scott                   49         Vice President
Dennis R. Miller               54         Secretary and Corporate Controller


EXECUTIVE OFFICER

         Bruce Davis, 42, is the President of several companies engaged in the restaurant business: Jaspers Food Management, Inc. (1993- present), CBW Inc. (1995-1999) (which acquired the majority shareholding interest in the Company in 1998 and subsequently merged with the Company in February 1999), and Oregon Food Management, Inc. (1996-present). He has served as President of the Company since 1998. In November 2002, he succeeded William Service as Chief Executive Officer.

KEY EMPLOYEES

         Gerald Scott, 49, has served as Vice President since August 1998. Prior to that, and since November 1995, Mr. Scott served as Vice President of Operations for Jaspers Food Management, Inc. He served from November 1994 to November 1995 as Regional Director of Operations of Macheezmo Mouse Restaurants, Inc.

         Dennis R. Miller, 54, has served as Secretary since April 2002 and Corporate Controller since December 2000 when the Company purchased the Mitzel's American Kitchen chain. Prior to that, and since September 1994, Mr. Miller was Corporate Controller for Mercer Restaurant Services, which owned and managed restaurants in the Puget Sound Area including the Mitzel's Restaurant chain. Prior to joining the restaurant industry, he had over 22 years in hotel finance positions, including 11 years with Westin Hotels.

COMPENSATION INFORMATION

         The table below sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal years ended March 31, 2003 and April 1, 2002 of the Company's executive officers whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officer").

SUMMARY COMPENSATION TABLE

NAME AND                FISCAL                     LONG TERM COMPENSATION
PRINCIPAL POSITION       YEAR    SALARY    BONUS   SECURITIES UNDERLYING OPTIONS
------------------      ------  --------   -----   -----------------------------
William W. Service       2003   $ 88,980*   $0
Chief Executive Officer  2002   $174,000    $0

Bruce N. Davis           2003   $174,000*   $0
President                2002   $174,000    $0

         *Mr. Service resigned as Chief Executive Officer effective November 1, 2002. Mr. Davis, the Company's President and Chairman, has assumed the responsibilities of the C.E.O. Mr. Service remains an active member of the Board. As such, Mr. Service receives the same option grant and annual fee of $5,000 paid to Outside Directors as set forth in Proposal I - Compensation of Directors.

OPTION GRANTS FOR FISCAL YEAR ENDED MARCH 31, 2003

         No stock options were granted during fiscal 2003 to either of the Named Executive Officers. However, after his resignation and in his capacity as an Outside Director, Mr. Service did receive a grant of 2,000 options in February, 2003.

DIRECTOR COMPENSATION

         The Company's policy of compensating Outside Directors is discussed above under "Proposal I."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal 2003 the Company's Board of Directors, with the advice and recommendations of the Compensation Committee, determined compensation matters. During fiscal year 2003, the Compensation Committee was comprised of Thomas C. Connor, Richard Williams and Corydon "Cordy" Jensen. No member of the Compensation Committee had an "interlock" reportable under Section 402(j) of Regulation S-K, and no member was an employee, officer or former officer of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's Compensation Committee reviews and makes recommendations to the Company's Board of Directors regarding the Company's executive compensation program. In that connection, the Compensation Committee reviews and approves each element of executive compensation and periodically assesses the effectiveness and competitiveness of the compensation program in total. In addition, the Committee administers the Stock Option Plan. Set forth below is the Report of the Compensation Committee regarding compensation paid by the Company to its executive officers during fiscal 2003.

                                    * * * * *


         TO:  THE BOARD OF DIRECTORS
              ELMER'S RESTAURANTS, INC.

         The Company's compensation program for executive officers is primarily comprised of combinations of elements of base salary, bonus, and/or short and long-term incentives in the form of stock option grants. Executives also participate in various other benefit plans, including medical and 401(k) plans, versions of which are generally available to all employees of the Company.

COMPENSATION PHILOSOPHY

         The goals of the Company's executive compensation program are to reward the achievement of the Company's strategic goals and the creation and maximization of shareholder value. The Company anticipates positioning base salaries at competitive levels, except in the case of its Named Executive Officers who, at this time, have been awarded options to purchase shares of common stock in lieu of competitive levels of salary. Stock option grants are intended to result in no reward if the stock price does not appreciate, but may provide substantial reward to the executives as shareholders benefit from stock price appreciation. Additionally, annual cash bonuses may be positioned to reward above competitive levels for exceptional performance. The Company and the Committee believe this philosophy will motivate the executives and, thereby, reinforce the accomplishments of the Company's strategic and financial goals. In the future, the Company's philosophy will be to pay base salaries to executives at levels that enable the Company to attract, motivate and retain highly qualified executives. In addition, the Company intends to give bonuses as a reward for performance based upon individual performance and overall Company financial results. The Company has not established an annual incentive plan at this time.

         BASE SALARY AND BONUSES. Each Company executive receives a base salary, which when aggregated with a bonus and/or option grant, is intended to be competitive with similarly situated executives in other companies at a comparable stage of development, considering the experience, achievements and contributions of the employee and the Company's industry. The Company targets base pay at the level required to attract and retain highly qualified executives. In determining salaries, individual experience and performance and specific needs particular to the Company are taken into account. Salary increases will be designed to reflect competitive practices in the industry, financial performance of the Company and individual performance of the executive. In addition to base salary, executives are eligible, in the Board's discretion, to receive an annual bonus.

         LONG-TERM INCENTIVES. The objectives of the Company's long-term incentive program are to offer opportunities for stock ownership that are competitive with those at peer companies and to encourage and create ownership and retention of the Company's stock by key employees. Grant levels under the Company's employee stock option plans are made in consideration of awards to officers within peer companies and an assessment of the executive's tenure, responsibilities and current stock and option holdings.

         STOCK OPTIONS AND OTHER AWARDS. The Company believes that it is important for executives to have an equity stake in the Company and, toward this grants stock options to key executives and other employees. Option grants have taken into account the level of awards granted to executives at companies in the Company's industry, the levels of cash compensation earned by such executives, and the individual executive's specific role at the Company. The Compensation Committee, comprised of Outside Directors (who are not employees of the Company), administers the 1999 Stock Option Plan. Awards to Outside Directors or employee Directors are made by the Board. None of the Company's executive officers received stock options in the fiscal year ended March 31, 2003.

CHIEF EXECUTIVE COMPENSATION FOR FISCAL YEAR 2003

         Bruce Davis does not have an employment agreement with the Company and received a salary of $174,000 in fiscal year 2003 and $174,000 in 2002. The Compensation Committee believes that Mr. Davis's compensation is below the compensation paid to Chief Executive Officers of comparable, publicly held companies.

SECTION 162(M) COMPLIANCE

         The Company does not presently anticipate any of the Named Executive Officers to exceed the million-dollar non-performance based compensation threshold of Section 162(m) of the Internal Revenue Code. The Company and the Committee will continue to monitor the compensation levels of the Named Executive Officers and determine the appropriate response to Section 162(m) when and if necessary. It is the Company's intent to bring the stock option program into compliance with Section 162(m), if necessary, to ensure that stock option grants are excluded from compensation calculation for the purposes of Section 162(m).

         Respectfully submitted by the Compensation Committee,


                                Thomas C. Connor
                                Richard Williams
                                Corydon Jensen                     May 29, 2003


                                    * * * * *

STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Composite Index and the Company's peer group index. The Company's peer group consists of the NASDAQ Retail Trade Stocks. The stock performance graph assumes $100 was invested on April 1, 1998 and measures the return thereon at various points based on the closing price of the Common Stock on the fiscal years indicated.

[BAR GRAPH]

MEASUREMENT        ELMER'S RESTAURANTS           PEER            NASDAQ
PERIOD             INC. (NASDAQ: ELMS)           GROUP           COMPOSITE
-----------        -------------------           -----           ---------
3/31/98                  100.0                   100.0             100.0
3/31/99                  141.2                   143.7             136.2
3/31/00                  142.1                   155.5             207.2
3/31/01                  129.4                   143.6             113.5
3/31/02                  159.0                   156.0             90.2
3/31/03                  136.4                   136.2             78.2

                              CERTAIN TRANSACTIONS

         Paul Welch, a former director of the Company, operated two Elmer's Restaurants in Vancouver, Washington. Mr. Welch resigned from the Board of Directors on April 17, 2001. Under two franchise agreements (one of which was terminated pursuant to an asset purchase agreement with the Company in April,
2002) with the Company, Mr. Welch pays the Company a franchise royalty fee of two percent of gross sales of the restaurants. During fiscal 2002, $70,000 was paid to the Company under the franchise agreements. The Company purchased one of Mr. Welch's Elmer's Restaurants in April 2002 for approximately $250,000.

         Jaspers Food Management, Inc. ("JFMI") provides some of the Company's administrative and accounting service needs for the operations of the Company's Ashley's, Richard's and Cooper's restaurants. William Service and Bruce Davis each own 36% of the outstanding common stock of JFMI and each serves on JFMI's three-person Board of Directors. JFMI's third director is Cordy Jensen who owns 3.75% of the outstanding common stock of JFMI. Mr. Davis is an executive officer of the Company; Mr. Service resigned as Chief Executive Officer of the Company effective November 1, 2002. Messrs. Service, Davis and Jensen serve on the Company's Board of Directors. For Fiscal 2003, Messrs. Service and Davis each received annual compensation of $30,000 from JFMI.

         William W. Service, Chief Executive Officer of the Company, has resigned his current position for personal reasons. The Board granted the request effective November 1, 2002. Bruce Davis, the Company's President and Chairman, has assumed the responsibilities of the C.E.O. Mr. Service remains an active member of the Board and continues to serve as a strategic advisor to the Company.

                              INDEPENDENT AUDITORS

         The Board of Directors has selected Moss Adams, LLP as the Company's independent auditors for the fiscal year ended March 31, 2003. Representatives of Moss Adams, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                             DISCRETIONARY AUTHORITY

         Although the Notice of Annual Meeting of Shareholders provides for transaction of any business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than those referred to herein. The enclosed Proxy, however, gives discretionary authority if any other matters are presented.

                              COSTS OF SOLICITATION

         The entire cost of solicitation of Proxies by the Board of Directors will be borne by the Company. In addition, to the use of the mails, Proxies may be solicited by personal interview, facsimile, telephone and telegram by directors, officers and employees of the Company. The Company expects to reimburse brokers or other persons for their reasonable out-of-pocket expenses in forwarding Proxy material to beneficial owners.


         YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 2003 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.




                                              By Order of the Board of Directors

                                              /s/ Dennis R. Miller
                                              ----------------------------------
                                              Dennis R. Miller
                                              Secretary

June 20, 2003

                                      PROXY

                            ELMER'S RESTAURANTS, INC.
                         ANNUAL MEETING, AUGUST 12, 2003

                        PLEASE SIGN AND RETURN THIS PROXY

         The undersigned hereby appoints William W. Service, Corydon H. Jensen, Thomas C. Connor, Bruce Davis, Richard Williams, Donald Woolley, Dennis Waldron and each of them, Proxies with power of substitution to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Annual Meeting of shareholders of Elmer's Restaurants, Inc. (the "Company") on August 12, 2003 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to all matters set forth on this Proxy. The undersigned hereby acknowledges receipt of the Company's Proxy Statement, and hereby revokes any Proxy or Proxies previously given. This Proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless direction is given, this Proxy will be voted:

         - "FOR" election of each of the directors nominated by the Board of Directors.
         - "FOR" the approval and ratification of Moss Adams, LLC as the Company's independent Public accountants for fiscal year 2003.
         - And in accordance with the discretion of the holders of this Proxy as to other matters.


1.  Election of Directors      [_]  FOR all nominees except as
                                    marked to the contrary below

                               [_]  WITHHOLD AUTHORITY to vote
                                    for all nominees listed below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

Bruce N. Davis
Donald W. Woolley
Dennis M. Waldron

2. A proposal to approve and ratify the appointment of Moss Adams, LLP, as the Company's independent public accountants for the fiscal year ended March 31, 2003.
         [_] FOR               [_] AGAINST            [_] WITHHOLD AUTHORITY


3. Transaction of any business that properly comes before the meeting or any adjournments thereof. A majority of the Proxies or substitutes at the meeting may exercise all the powers granted hereby.

         [_] FOR               [_] AGAINST            [_] WITHHOLD AUTHORITY

                                         PROXY

                                         Number of Shares:__________________

                                         Date: ______________, 2003


                                         ___________________________________
                                         Signature or Signatures

                                         ___________________________________
                                         Print Name or Names



I PLAN TO ATTEND MEETING  [_] mark box.

COMMENTS/ADDRESS CHANGE
Please mark this box if you have written comments/address change on the reverse side. [_]

         Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer. When shares are held by joint tenants, both should sign. The Annual Meeting of Shareholders of Elmer's Restaurants, Inc. will be held on Tuesday, August 12, 2003, at 2:00 p.m., Pacific Daylight Time, at the Elmer's Restaurant at 10001 NE Sandy Blvd. Portland, Oregon.

         Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself--the beneficial owner may not directly vote or appoint a Proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a Proxy to vote the shares.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE